UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date Of Earliest Event Reported): 09/29/2005

INSMED INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Virginia	0-30739	54-1972729
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4851 Lake Brook Drive, Glen Allen, Virginia	23060
(Address of Principal Executive Offices)	(Zip Code)

(804) 565-3000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01 Other Events

On September 29, 2005, Insmed issued a press release clarifying a statement in the press release issued September 27, 2005 regarding iPlex (rhIGF-I/rhIGFBP-3) (Mecasermin rinfibate). With respect to the orphan exclusivity issue, Insmed wants to be clear that the FDA has not yet determined whether the recent approval and granting of orphan exclusivity for Mecasermin [rDNA origin] for Severe Primary IGF-1 deficiency will block the approval of iPlex. The Agency is still considering the issue.

Item 9.01 Financial Statements and Exhibits

A copy of the press release issued by Insmed Incorporated on September 29, 2005 is furnished as Exhibit 99.1. This information in the press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insmed Incorporated

Date: September 29, 2005	By:	/s/ Geoffrey Allan, Ph.D.
Geoffrey Allan, Ph.D.
President, Chief Executive and
Principal Executive

Exhibit Index

Exhibit No.	Description
EX- 99.1	Press Release entitled “Insmed Issues Statement Regarding IPlex ™ Approvable Letter Press Release”